UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number:                           811-2264

Exact name of registrant as specified in charter:             Lincoln National Income Fund, Inc.

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        David F. Connor, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      December 31

Date of reporting period:                                     December 31, 2005

                                             [LOGO] Delaware
                                                    Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group
CLOSED-END
--------------------------------------------------------------------------------



Annual Report DECEMBER 31, 2005
--------------------------------------------------------------------------------
              LINCOLN NATIONAL INCOME FUND, INC.


[LOGO] POWERED BY RESEARCH(R)

Table
    of contents
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                                    1
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                                            4
--------------------------------------------------------------------------------
SECTOR/COUNTRY ALLOCATION                                                      6
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS:
   Statement of Net Assets                                                     7
   Statement of Operations                                                    13
   Statements of Changes in Net Assets                                        14
   Financial Highlights                                                       15
Notes to Financial Statements                                                 16
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                                      20
--------------------------------------------------------------------------------
OTHER FUND INFORMATION                                                        21
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND OFFICERS                                               22
--------------------------------------------------------------------------------
ABOUT THE ORGANIZATION                                                        24
--------------------------------------------------------------------------------



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

--------------------------------------------------------------------------------
Portfolio                                     Lincoln National Income Fund, Inc.
     MANAGEMENT REVIEW                        January 10, 2006
-------------------------------------------------------------------------------

Fund Manager
Ryan K. Brist
Portfolio Manager

Q: How did Lincoln National Income Fund, Inc. perform for the year?

A: The Lincoln National Income Fund, Inc. returned 1.52% at net asset value and -5.82% at market price for the year ended December 31, 2005 (both figures include distributions reinvested). The Fund's benchmark, the Lehman Brothers U.S. Credit Index, gained 1.96% for the period.

Q: Describe the general economic and market environment in which you managed the Fund during the one-year period ended December 31, 2005.

A: 2005 was a challenging year for fixed income investors. The actions of the Federal Reserve were the biggest driver of the markets; the Fed raised the fed funds rate 0.25 percentage points at each of its eight meetings held during 2005. This brought the rate to 4.25% by the end of last year.

Short-maturity Treasuries are typically most impacted by moves in monetary policy, and true to form, yields for two-year and five-year Treasuries rose in 2005. On the year, the two-year Treasury yield was up 1.33 percentage points and the five-year Treasury note rose 0.75 percentage points (source: Bloomberg).

Longer-term Treasury bonds behaved differently. The 10-year Treasury rose just slightly for the year, and its 30-year counterpart actually ended the year yielding less than at year-end in 2004.

This brought on a condition in which the yield curve -- a graphic depiction of yields along the maturity spectrum -- "flattened out" in 2005 -- meaning that long and short yields came closer together. Long-term rates fell as short-term rates rose, and the difference between them narrowed, causing the curve to flatten. The failure of long-term rates to rise along with their short-term counterparts created a market condition that Fed Chairman Alan Greenspan labeled a "conundrum."

Another important development was the announcement in late October of the appointment of the new Fed Chairman, Ben Bernanke, who will take the helm of the Federal Reserve at the end of January. This news certainly had the potential to roil the markets, but the announcement sparked no volatility.

Finally, the strength of the U.S. dollar in 2005 was important to the fixed income markets. The dollar was up more than 12% versus the euro for the year.

Q: How did the flattening yield curve impact Lincoln National Income Fund?
A: Lincoln National Income Fund focuses on corporate securities. A flattened or inverted curve puts particular pressure on financial companies such as banks and mortgage lenders, where margins were already compressed. Revenues for these lending companies are usually squeezed when the difference in yields upon which they depend evaporates.

Typically, when the yield curve flattens as it did in 2005, we also see an ancillary effect on bond yields as they relate to corporate credit. The difference in yields between bonds of various credit ratings -- something that corporate bond traders refer to as "credit spreads" -- actually tend to widen. Under this scenario, 30-year corporate bonds typically underperform, and all of this played out in textbook fashion during 2005.

Q: What other trends were important to the corporate fixed income markets?
A: For investment grade bonds, 2005 was a particularly difficult year. After strong years in 2003 and 2004, investment grade corporate bonds underperformed like-duration Treasuries, while lower-quality corporate securities underperformed higher-quality issues within the investment grade market. One cause for this trend in the market was the downgrading of General Motors and Ford Motor bond issues. During the year, credit ratings agencies adjusted GM and Ford bonds to below investment grade status. These high-profile downgrades affected the market at large.

It was also a year of shareholder-friendly actions at corporations: dividend increases, share buybacks, and leveraged buyouts were all at heightened levels in 2005. For bond investors, these moves often translate into "bondholder-unfriendly" measures. We consider each situation mentioned here a negative from an investment grade bondholder's perspective, due to their effect on corporate credit spreads.

Q: What actions did you take that were in response to this environment?

A: We implemented a number of measures that we believed would add value to the portfolio as we saw that the yield curve would likely continue to flatten, and as lower-quality issues underperformed. As we had done since mid-2004, when the flattening trend first became apparent, we employed a barbell strategy within the portfolio, meaning that our allocations were generally weighted toward the ends of the maturity spectrum. We consider this a generally defensive measure that can potentially help protect Fund value.

With regard to the price collapse in General Motors and Ford Motor bonds, we had already reduced our exposure to these issues prior to their first downgrade in May to "junk" status. This went a long way toward mitigating the effects of their price declines on the Fund.

Due to the pressure on financial companies mentioned earlier, the Fund was positioned from early in 2005 with an underweight in the financial sectors.

Fund performance generally benefited from an allocation to high yield securities, or those rated below BBB -- particularly in higher-quality, short-dated high yield positions. This asset class, as measured by the Lehman Brothers High Yield Index, returned 2.68% for fiscal year 2005, compared to the 1.96% return of the Lehman Brothers U.S. Credit Index.

We also maintained some degree of exposure to emerging market debt instruments. Emerging market debt was the top-performing asset class in fixed income in 2005. The JP Morgan EMBI Plus Index appreciated more than 11.00% in 2005.

Q: What particular securities were noteworthy for their influence on performance?

A: Residential Capital, a wholly owned subsidiary of General Motors Acceptance Corp., came to market as a separate entity for the first time in 2005. Our research team analyzed the company as a stand-alone entity and found significant value in its bonds, which were among the top performers in the Fund in 2005 in terms of price performance.

The bonds of several Japanese banks also generated positive total returns. We continue to view with favor the economic recovery playing out in Japan, as banks improve their balance sheets, reduce non-paying loans and pay off outstanding government debt. These bonds continue to trade at a significant discount to banking entities throughout the U.S. and Europe.

Q: Lastly, what detracted from Fund performance?

A: As mentioned earlier, lower-rated securities within the investment grade market underperformed higher-rated issues. In general, our lower-quality bias in the investment grade portion of the corporate sector detracted from our performance relative to the benchmark.

Our position in Albertson's bonds, which we exited during December, also detracted from performance. These bonds fell in value when the company announced plans to put itself up for sale via leveraged buyout in September. As mentioned above, leveraged buyout concerns were a predominant theme in investment grade corporates in 2005. This was one situation to which, regrettably, the Fund had exposure.

                      This page intentionally left blank.

Performance Summary
       LINCOLN NATIONAL INCOME FUND, INC.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You should consider the investment objectives, risks, charges and expenses of the investment carefully before investing. A rise/fall in interest rates can have a significant impact on bond prices and the net asset value (NAV) of the Fund. Funds that invest in bonds can lose their value as interest rates rise and an investor can lose principal.

Fund Performance
Average Annual Total Returns
Through December 31, 2005             10 Years        Five Years        One Year
--------------------------------------------------------------------------------
At Market Price                          7.81%            10.65%          -5.82%
At Net Asset Value                       8.37%             9.65%           1.52%
--------------------------------------------------------------------------------


Returns reflect the reinvestment of all distributions and capital gains tax credits. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Fund performance at net asset value reflects reinvestments of distributions at net asset value. Performance does not include any brokerage commissions for purchases made since inception.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or on the sale of Fund shares.

Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value.


Fund Basics
As of December 31, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:
The Fund seeks to provide increasing dollar amounts of income for distribution to its shareholders over the long term.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:
$94 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:
265

--------------------------------------------------------------------------------
FUND START DATE:
May 20, 1972

--------------------------------------------------------------------------------
YOUR FUND MANAGER:
Ryan K. Brist is co-head of the fixed income department and is primarily responsible for total return-based products. He oversees the firm's fixed income investment process and personnel, comprised of portfolio managers, traders and analysts. Before he became co-head of the department in August of 2004, Mr. Brist led the high grade department and was responsible for managing the portfolios and personnel associated with that product. Prior to joining Delaware in 2000, he was a member of the portfolio management team that managed Conseco Capital Management's investment-grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean Witter Reynolds in New York. Mr. Brist holds a bachelor's degree in finance from Indiana University.

--------------------------------------------------------------------------------
NYSE SYMBOL:
LND

--------------------------------------------------------------------------------

Market Price vs. Net Asset Value
December 31, 2004 to December 31, 2005

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Lincoln National          Lincoln National
               Income Fund, Inc.         Income Fund, Inc.
               @ Net Asset Value         @ Market Price
Dec.'04        $13.40                    $12.65
Jan.'05        $13.45                    $12.64
Feb.'05        $13.37                    $12.72
Mar.'05        $13.19                    $11.88
Apr.'05        $13.23                    $11.61
May '05        $13.37                    $11.65
Jun.'05        $13.49                    $11.74
Jul.'05        $13.14                    $11.83
Aug.'05        $13.26                    $11.75
Sep.'05        $13.06                    $11.60
Oct.'05        $12.74                    $11.28
Nov.'05        $12.81                    $10.89
Dec.'05        $12.52                    $10.89

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
December 31, 1995 to December 31, 2005

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Lincoln National       Lincoln National
               Income Fund, Inc.      Income Fund, Inc.       Lehman Brothers
               @ Net Asset Value      @ Market Price          U.S. Credit Index
Dec.'95        $10,000                $10,000                 $10,000
Dec.'96        $10,537                $10,292                 $10,328
Dec.'97        $11,735                $12,054                 $11,385
Dec.'98        $12,677                $14,153                 $12,360
Dec.'99        $12,458                $10,564                 $12,118
Dec '00        $14,093                $12,787                 $13,256
Dec.'01        $15,412                $15,616                 $14,634
Dec.'02        $17,435                $18,425                 $16,174
Dec.'03        $20,401                $24,222                 $17,419
Dec.'04        $21,988                $22,519                 $18,332
Dec.'05        $22,322                $21,208                 $18,691

Chart assumes $10,000 invested on December 31, 1995 and reflects the reinvestment of all distributions and capital gain tax credits. Distributions for Lincoln National Income Fund, Inc. at market value are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Distributions for Lincoln National Income Fund, Inc. at net asset value are assumed to be reinvested at net asset value. Performance of the Fund and the Lehman Brothers U.S. Credit Index at market value are based on market performance during the period. Performance of the Fund at net asset value is based on the fluctuations in net asset value during the period. Investments in the Fund are not available at net asset value. The Lehman Brothers U.S. Credit Index is an unmanaged index of domestic investment-grade corporate bonds. Performance does not include any brokerage commissions for purchases. You cannot invest directly in an index. Past performance is not a guarantee of future results. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or on the sale of Fund shares.

--------------------------------------------------------------------------------
Sector/Country Allocation                                As of December 31, 2005
LINCOLN NATIONAL INCOME FUND, INC.
--------------------------------------------------------------------------------

Sector designations may be different than the sector designations presented in other Fund materials.

                                                                    Percentage
Sector/Country                                                     of Net Assets
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations                             0.67%
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities                                      0.23%
--------------------------------------------------------------------------------
Collateralized Debt Obligations                                        0.75%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                                  3.07%
--------------------------------------------------------------------------------
Corporate Bonds                                                       75.70%
--------------------------------------------------------------------------------
Banking                                                                7.29%
Basic Industry                                                         5.82%
Brokerage                                                              3.20%
Capital Goods                                                          0.77%
Communications                                                         9.74%
Consumer Cyclical                                                      7.50%
Consumer Non-Cyclical                                                  6.78%
Electric                                                               6.30%
Energy                                                                 4.49%
Finance                                                                7.53%
Industrial                                                             0.39%
Insurance                                                              9.87%
Natural Gas                                                            2.84%
Real Estate                                                            0.63%
Technology                                                             0.10%
Transportation                                                         2.45%
--------------------------------------------------------------------------------
Foreign Agencies                                                       1.41%
--------------------------------------------------------------------------------
Municipal Bonds                                                        3.68%
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities                                     1.52%
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations                         1.61%
--------------------------------------------------------------------------------
Private Placement Securities - Debt                                    3.08%
--------------------------------------------------------------------------------
Regional Authority                                                     0.66%
--------------------------------------------------------------------------------
Australia                                                              0.48%
Canada                                                                 0.18%
--------------------------------------------------------------------------------
Senior Secured Loans                                                   1.63%
--------------------------------------------------------------------------------


                                                                    Percentage
Sector/Country                                                     of Net Assets
--------------------------------------------------------------------------------
Sovereign Debt                                                         3.11%
--------------------------------------------------------------------------------
Brazil                                                                 0.52%
El Salvador                                                            0.26%
Germany                                                                0.49%
Poland                                                                 0.11%
Russia                                                                 0.30%
Sweden                                                                 0.63%
United Kingdom                                                         0.49%
Venezuela                                                              0.31%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                              0.89%
--------------------------------------------------------------------------------
Other                                                                  0.01%
--------------------------------------------------------------------------------
Preferred Stock                                                        0.19%
--------------------------------------------------------------------------------
Total Market Value of Securities                                      98.21%
--------------------------------------------------------------------------------
Receivables and Other Assets Net of Liabilities                        1.79%
--------------------------------------------------------------------------------
Total Net Assets                                                     100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS                             December 31, 2005
--------------------------------------------------------------------------------

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Agency Collateralized Mortgage Obligations - 0.67%
--------------------------------------------------------------------------------
Fannie Mae Strip
  Series 265 2 9.00% 3/1/24 USD                           36,852        $ 38,916
Freddie Mac Series 2890 PC
  5.00% 7/15/30                                          310,000         304,694
GNMA Series 2003-5 B 4.486% 10/16/25                     290,000         283,811

Total Agency Collateralized Mortgage
  Obligations (cost $641,699)                                            627,421
                                                                         -------
--------------------------------------------------------------------------------
Agency Mortgage-Backed Securities - 0.23%
--------------------------------------------------------------------------------
Fannie Mae S.F. 30 yr TBA 7.00% 1/1/36                   210,000         219,122

Total Agency Mortgage-Backed Securities
  (cost $219,155)                                                        219,122
                                                                         -------
--------------------------------------------------------------------------------
@#=Collateralized Debt Obligations - 0.75%
--------------------------------------------------------------------------------
Juniper CBO Series 1999-1A A1
  144A 6.83% 4/15/11                                     410,153         414,255
Sankaty Market Value CDO
  Series 3 B1 144A 7.379% 4/30/09                        290,000         291,624

Total Collateralized Debt Obligations
  (cost $732,922)                                                        705,879
                                                                         -------
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities - 3.07%
--------------------------------------------------------------------------------
Banc of America Commercial Mortgage
  Securities Series 2005-1 A3
  4.877% 11/10/42                                        130,000         129,012
#Bear Stearns Commercial Mortgage
  Securities Series 2004-ESA E 144A
  5.064% 5/14/16                                         250,000         250,385
oCitigroup/Deutsche Bank Commercial
  Mortgage Trust Series 2005-CD1 AJ
  5.225% 7/15/44                                         100,000          99,910
General Electric Capital Commercial
  Mortgage Series 2005-C2 A2
  4.706% 5/10/43                                         130,000         128,149
Greenwich Capital Commercial Funding
  Series 2005-GG3 A2 4.305% 8/10/42                       45,000          43,819
  Series 2005-GG5 A2 5.117% 4/10/37                      400,000         400,971
JPMorgan Chase Commercial
  Mortgage Securities
  Series 2002-C2 A2 5.05% 12/12/34                       180,000         179,215
 oSeries 2005-CB11 A4 5.335% 8/12/37                     630,000         635,639
Merrill Lynch Mortgage Trust
 #Series 2002-MW1 J 144A
  5.695% 7/12/34                                         195,000         188,715
  Series 2005-CIP1 A2 4.96% 7/12/38                      245,000         243,601
oMorgan Stanley Capital I
  Series 2005-HQ7 A4 5.205% 11/14/42                     265,000         267,209
  #Tower Series 2004-2A A 144A
  4.232% 12/15/14                                        320,000         309,295
                                                                         -------
Total Commercial Mortgage-Backed
  Securities (cost $2,866,992)                                         2,875,920
                                                                       ---------

--------------------------------------------------------------------------------
Corporate Bonds - 75.70%
--------------------------------------------------------------------------------
Banking - 7.29%
 o#Banco Santander 144A 4.81% 12/9/09                    295,000         294,293
  oBarclays Bank 6.278% 12/29/49                         320,000         322,200
   BB&T Capital Trust I 5.85% 8/18/35                    410,000         411,061
o#BNP Paribas 144A 5.186% 6/29/49                        340,000         330,453
   Citigroup 5.875% 2/22/33                              130,000         133,750

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Banking (continued)
  Deustche Bank 8.00% 9/29/06                     ISK  8,700,000      $  136,759
  Fifth Third Bank 4.75% 2/1/15                   USD    450,000         437,634
o#HBOS 144A 5.92% 9/29/49                                300,000         303,338
 #ICICI Bank 144A 5.75% 11/16/10                         495,000         497,938
 #Mizuho Financial Group 144A
    5.79% 4/15/14                                        430,000         444,951
  PNC Funding 6.125% 2/15/09                             295,000         304,673
  Popular North America 4.25% 4/1/08                     135,000         132,479
  Popular North America Capital Trust I
    6.564% 9/15/34                                       380,000         392,113
o#Rabobank Capital Funding II 144A
    5.26% 12/29/49                                       460,000         456,464
 oRBS Capital Trust I 4.709% 12/29/49                    370,000         352,207
o#Skandinaviska Enskilda Banken 144A
    8.125% 9/29/49                                       285,000         291,375
 #Sovereign Bancorp 144A 4.80% 9/1/10                    445,000         436,578
o#Sumitomo Mitsui 144A 5.625% 7/29/49                    420,000         419,206
o#United Overseas Bank 144A
    5.375% 9/3/19                                        370,000         369,186
  Wilmington Trust 4.875% 4/15/13                        365,000         360,525
                                                                       ---------
                                                                       6,827,183
                                                                       ---------
Basic Industry - 5.82%
  Abitibi Consolidated
    6.95% 12/15/06                                       116,000         117,450
    7.875% 8/1/09                                         75,000          74,625
  Alcan 5.75% 6/1/35                                     175,000         170,986
  Bowater 9.00% 8/1/09                                   175,000         181,125
  Donohue Forest Products
    7.625% 5/15/07                                       520,000         530,400
  Georgia-Pacific 8.875% 5/15/31                         640,000         644,800
  Ispat Inland 9.75% 4/1/14                              395,000         449,313
  Lubrizol 4.625% 10/1/09                                545,000         534,620
  Newmont Gold 8.91% 1/5/09                              194,382         202,056
  Newmont Mining 5.875% 4/1/35                           480,000         475,313
  Norske Skog 8.625% 6/15/11                             345,000         331,200
  Placer Dome 6.45% 10/15/35                             385,000         406,039
  # Southern Peru Copper 144A
    7.50% 7/27/35                                        620,000         619,311
  Stone Container
    9.25% 2/1/08                                         190,000         195,700
    9.75% 2/1/11                                         510,000         517,650
                                                                       ---------
                                                                       5,450,588
                                                                       ---------
Brokerage - 3.20%
  Amvescap 4.50% 12/15/09                                440,000         432,125
  E Trade Financial
    8.00% 6/15/11                                         95,000          99,275
  # 144A 8.00% 6/15/11                                   255,000         266,475
  Goldman Sachs 6.345% 2/15/34                           670,000         706,218
  Lehman Brothers Holdings
    4.50% 7/26/10                                        390,000         382,212
  Merrill Lynch 5.00% 1/15/15                            280,000         276,290
  Morgan Stanley
    4.75% 4/1/14                                         275,000         264,186
    5.05% 1/21/11                                        285,000         285,399
    5.375% 10/15/15                                      280,000         280,800
                                                                       ---------
                                                                       2,992,980
                                                                       ---------

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Capital Goods - 0.77%
  Allied Waste North America
    9.25% 9/1/12 USD                                     207,000       $ 225,113
 #Sealed Air 144A 5.375% 4/15/08                         430,000         431,842
  York International 6.625% 8/15/06                       60,000          60,482
                                                                       ---------
                                                                         717,437
                                                                       ---------
Communications - 9.74%
 AT&T Wireless Services 8.75% 3/1/31                     705,000         936,778
 BellSouth 4.20% 9/15/09                                 770,000         748,597
 Citizens Communications
   7.625% 8/15/08                                        200,000         209,500
   9.25% 5/15/11                                         235,000         260,263
 Comcast
   5.65% 6/15/35                                         235,000         216,972
   6.50% 11/15/35                                        670,000         685,036
 Cox Communications 4.625% 1/15/10                       380,000         368,193
 CSC Holdings
   8.125% 7/15/09                                         80,000          81,200
   8.125% 8/15/09                                        220,000         223,300
   10.50% 5/15/16                                         95,000         101,175
 GTE Hawaiian Telephone 7.375% 9/1/06                    380,000         383,800
#Hanarotelecom 144A 7.00% 2/1/12                         300,000         295,970
 Insight Midwest 10.50% 11/1/10                          300,000         316,875
 Liberty Media
   8.25% 2/1/30                                          155,000         152,653
   8.50% 7/15/29                                         290,000         288,645
 MCI
   6.908% 5/1/07                                         235,000         237,350
   7.688% 5/1/09                                         165,000         170,775
 Nextel Communications 6.875% 10/31/13                   285,000         297,564
 SBC Communications
   4.125% 9/15/09                                        545,000         526,709
   6.15% 9/15/34                                         625,000         629,903
 Sprint Capital 8.75% 3/15/32                            600,000         798,659
 Telecom Italia Capital 4.00% 1/15/10                    235,000         224,030
 Time Warner Entertainment
   8.375% 3/15/23                                        284,000         329,185
 Verizon Global
   4.90% 9/15/15                                          95,000          92,135
   5.85% 9/15/35                                         180,000         174,058
 Vodafone Group 5.375% 1/30/15                           370,000         371,671
                                                                       ---------
                                                                       9,120,996
                                                                       ---------
Consumer Cyclical - 7.50%
 ArvinMeritor 6.625% 6/15/07                             225,000         219,375
 Corrections Corporation of America
   7.50% 5/1/11                                          215,000         223,600
oDaimlerChrysler 4.78% 10/31/08                          530,000         530,712
 Ford Motor 7.45% 7/16/31                                895,000         613,075
 Ford Motor Credit
   5.625% 10/1/08                                        315,000         276,566
   5.70% 1/15/10                                         530,000         450,921
   6.625% 6/16/08                                        385,000         349,406
 General Motors 8.375% 7/15/33                           525,000         349,125
 General Motors Acceptance Corporation
   6.75% 12/1/14                                         710,000         639,760
   8.00% 11/1/31                                         860,000         825,961
 Hilton Hotels 7.625% 5/15/08                            370,000         386,422
#Neiman Marcus 144A 10.375% 10/15/15                     265,000         270,631
 Office Depot 6.25% 8/15/13                              240,000         245,607
 Penney (J.C.) 7.65% 8/15/16                             315,000         359,671


                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Consumer Cyclical (continued)
  Time Warner 8.18% 8/15/07                         USD  215,000      $  224,981
  Visteon
    7.00% 3/10/14                                        425,000         330,438
    8.25% 8/1/10                                         845,000         722,475
                                                                       ---------
                                                                       7,018,726
                                                                       ---------
Consumer Non-Cyclical - 6.78%
  Altria Group 7.65% 7/1/08                              385,000         407,997
 #AmerisourceBergen 144A
    5.625% 9/15/12                                       375,000         376,875
 #Baxter Finco BV 144A 4.75% 10/15/10                    500,000         493,624
  Biovail 7.875% 4/1/10                                  245,000         255,106
  Genentech 4.75% 7/15/15                                135,000         131,616
  HCA 5.50% 12/1/09                                      300,000         297,791
 #Hertz 144A 10.50% 1/1/16                               310,000         320,850
  Kraft Foods
    4.125% 11/12/09                                      790,000         765,121
    6.50% 11/1/31                                         55,000          60,706
  MedPartners 7.375% 10/1/06                             605,000         615,588
  Merck 5.95% 12/1/28                                    225,000         231,470
 #Miller Brewing 144A
    4.25% 8/15/08                                        440,000         432,075
    5.50% 8/15/13                                        435,000         444,084
  Pilgrim's Pride 9.625% 9/15/11                         205,000         219,350
  Schering-Plough 5.55% 12/1/13                          225,000         229,587
  WellPoint 4.25% 12/15/09                               170,000         165,734
  Wyeth 5.50% 2/1/14                                     890,000         902,986
                                                                       ---------
                                                                       6,350,560
                                                                       ---------
Electric - 6.30%
oAVA Capital Trust III 6.50% 4/1/34                      170,000         171,530
 Avista 9.75% 6/1/08                                     300,000         328,952
 BVPS II Funding 8.33% 12/1/07                           549,000         573,485
 Constellation Energy 7.60% 4/1/32                       255,000         307,736
 Dominion Resources 6.30% 3/15/33                        455,000         464,455
 Duke Capital 5.668% 8/15/14                             460,000         464,704
 Entergy Gulf States 5.12% 8/1/10                        325,000         317,347
 FPL Group Capital 4.086% 2/16/07                        240,000         237,672
 Pacific Gas & Electric 6.05% 3/1/34                   1,000,000       1,038,511
 PacifiCorp 7.00% 7/15/09                                500,000         533,430
#Power Contract Financing 144A
   5.20% 2/1/06                                          147,911         147,945
   6.256% 2/1/10                                         385,000         390,880
 PSEG Energy Holdings 7.75% 4/16/07                      500,000         520,000
 TECO Energy 7.20% 5/1/11                                285,000         302,100
#Tenaska Alabama Partners 144A
   7.00% 6/30/21                                          99,664         100,764
                                                                       ---------
                                                                       5,899,511
                                                                       ---------
Energy - 4.49%
#Canadian Oil Sands 144A 4.80% 8/10/09                   165,000         162,576
 EnCana 6.50% 8/15/34                                    240,000         269,087
 Halliburton 5.50% 10/15/10                              270,000         276,055
 Naftogaz Ukrainy 8.125% 9/30/09                         400,000         416,200
 Nexen 5.875% 3/10/35                                    295,000         291,080
#Ras Laffan Liquid Natural Gas III 144A
   5.838% 9/30/27                                        345,000         347,166
 SEACOR Holdings 7.20% 9/15/09                           400,000         417,628
oSecunda International 12.15% 9/1/12                     360,000         379,800
 SESI 8.875% 5/15/11                                     125,000         131,563
 Siberian Oil 10.75% 1/15/09                             475,000         539,648

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Energy (continued)
  Smith International 7.00% 9/15/07                 USD  655,000      $  676,367
  Tyumen Oil 11.00% 11/6/07                              270,000         294,381
                                                                       ---------
                                                                       4,201,551
                                                                       ---------
Finance - 7.53%
  America General Finance
    4.875% 7/15/12                                       460,000         449,995
    5.40% 12/1/15                                        190,000         189,757
  Capital One Bank 5.75% 9/15/10                         365,000         374,086
  Capital One Financial 4.738% 5/17/07                   410,000         408,784
 oHSBC Finance Capital Trust IX
    5.911% 11/30/35                                      700,000         707,269
 #Mantis Reef 144A 4.799% 11/3/09                        385,000         377,561
  MBNA 5.00% 6/15/15                                     335,000         328,693
  Nuveen Investments 5.00% 9/15/10                       280,000         275,785
  Residential Capital
   o5.67% 11/21/08                                       285,000         285,600
    6.125% 11/21/08                                      520,000         521,604
    6.375% 6/30/10                                       147,000         149,513
    6.875% 6/30/15                                       895,000         952,677
o#Resona Preferred 144A 7.191% 12/29/49                1,430,000       1,519,803
o#ZFS Finance USA Trust I 144A
    6.45% 12/15/65                                       500,000         507,907
                                                                       ---------
                                                                       7,049,034
                                                                       ---------
Industrial - 0.39%
  Tyco International 6.375% 10/15/11                     350,000         363,946
                                                                       ---------
                                                                         363,946
                                                                       ---------
Insurance - 9.87%
  AMBAC Financial Group 5.95% 12/5/35                    350,000         359,667
 #American International Group 144A
    5.05% 10/1/15                                        380,000         373,652
 #Farmers Exchange Capital 144A
    7.05% 7/15/28                                        365,000         387,177
 #Farmers Insurance Exchange 144A
    6.00% 8/1/14                                         260,000         264,583
    8.625% 5/1/24                                        435,000         529,315
 oING Groep 5.775% 12/29/49                              255,000         258,928
 #Liberty Mutual 144A
    5.75% 3/15/14                                        420,000         415,241
    7.00% 3/15/34                                        145,000         149,991
  Marsh & McLennan
   o4.27% 7/13/07                                        475,000         473,674
    5.15% 9/15/10                                        175,000         174,015
    5.375% 7/15/14                                        55,000          54,224
    5.75% 9/15/15                                        266,000         268,632
    5.875% 8/1/33                                        630,000         605,080
  MetLife 5.00% 6/15/15                                  370,000         363,574
  Montpelier RE Holdings 6.125% 8/15/13                  475,000         462,630
 #Nationwide Mutual Insurance 144A
    7.875% 4/1/33                                        305,000         370,575
 #Nippon Life Insurance 144A
    4.875% 8/9/10                                        615,000         606,106
*o#North Front Pass-Through Trust
    144A
    5.81% 12/15/24                                     1,000,000       1,002,655
o#Oil Insurance 144A 5.15% 8/15/33                       645,000         640,728
  Phoenix Companies 6.675% 2/16/08                       255,000         257,514
*o#Twin Reefs Pass-Through Trust
    144A
    5.36% 12/31/49                                       400,000         400,428

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Insurance (continued)
  Willis Group
    5.125% 7/15/10                                  USD  385,000      $  384,224
    5.625% 7/15/15                                       435,000         435,625
                                                                      ----------
                                                                       9,238,238
                                                                      ----------
Natural Gas - 2.84%
 Atmos Energy
   4.00% 10/15/09                                        360,000         345,546
  o4.525% 10/15/07                                       490,000         490,769
 Enterprise Products Operating
   4.625% 10/15/09                                       275,000         268,447
 Northern Border Pipeline 6.25% 5/1/07                   335,000         339,643
 ONEOK 5.51% 2/16/08                                     480,000         482,136
oSempra Energy 4.84% 5/21/08                             245,000         245,620
 Valero Logistics Operations
   6.05% 3/15/13                                         475,000         491,412
                                                                      ----------
                                                                       2,663,573
                                                                      ----------
Real Estate - 0.63%
  Developers Diversified Realty
    4.625% 8/1/10                                        610,000         591,499
                                                                      ----------
                                                                         591,499
                                                                      ----------
Technology - 0.10%
  Motorola 7.625% 11/15/10                                80,000          89,022
                                                                      ----------
                                                                          89,022
                                                                      ----------
Transportation - 2.45%
  American Airlines 6.817% 5/23/11                       340,000         324,782
 oBNSF Funding Trust I 6.613% 12/15/55                   230,000         240,334
  Continental Airlines 6.503% 6/15/11                    490,000         481,728
 #Erac USA Finance 144A
    5.30% 11/15/08                                       205,000         205,902
    7.35% 6/15/08                                        415,000         435,726
  United Airlines
    7.73% 7/1/10                                         214,836         213,815
++*United Airlines Passthrough Trust
    8.70% 10/7/08                                        571,674         389,219
                                                                      ----------
                                                                       2,291,506
                                                                      ----------
  Total Corporate Bonds (cost $71,079,071)                            70,886,350
                                                                      ----------
--------------------------------------------------------------------------------
Foreign Agencies - 1.41%
--------------------------------------------------------------------------------
  Canada Housing Trust No 1
    3.75% 3/15/10                                   CAD  476,000         404,863
 #Pemex Master Trust 144A
    6.625% 6/15/35                                  USD  175,000         175,656
  Pemex Project Funding Master Trust
    6.125% 8/15/08                                       725,000         741,313
                                                                      ----------
  Total Foreign Agencies (cost $1,330,824)                             1,321,832
                                                                      ----------
--------------------------------------------------------------------------------
Municipal Bonds - 3.68%
--------------------------------------------------------------------------------
  American Eagle Northwest
    4.97% 12/15/18                                       130,000         128,227
  California State 5.00% 2/1/33                          410,000         421,574
  California State University Systemwide
    Revenue 5.00% 11/1/30 (AMBAC)                        335,000         352,199
  Colorado Department of Transportation
    Revenue 5.00% 12/15/13 (FGIC)                        410,000         445,769
  Fulton County, Georgia Water & Sewer
    Revenue 5.25% 1/1/35 (FGIC)                          185,000         197,504

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
ss.Golden State, California Tobacco
  Securitization Corporation
  Settlement Revenue
  Series B 5.625% 6/1/38-13 USD                          310,000       $ 347,504
Illinois State Taxable Pension
  5.10% 6/1/33                                           300,000         295,500
New York State Sales Tax Asset
  Receivables Series A
  5.25% 10/15/27 (AMBAC)                                 345,000         373,621
New York State Urban Development
  Series A-1 5.25% 3/15/34 (FGIC)                        235,000         251,495
Oregon State Taxable Pension
  5.892% 6/1/27                                          345,000         373,407
West Virginia Economic
  Development Authority
  5.37% 7/1/20 (MBIA)                                    115,000         118,452
  6.07% 7/1/26                                           135,000         142,645
                                                                       ---------
Total Municipal Bonds (cost $3,333,752)                                3,447,897
                                                                       ---------
--------------------------------------------------------------------------------
Non-Agency Asset-Backed Securities - 1.52%
--------------------------------------------------------------------------------
 Citibank Credit Card Issuance Trust
   Series 2003-A7 A7 4.15% 7/7/17                        285,000         269,250
#GSAA Trust Series 2004-4N Note 144A
     6.25% 5/25/34                                        58,103          57,957
#MASTR Specialized Loan Trust
   Series 2005-2 A2 144A 5.15% 7/25/35                   213,715         210,616
 Mid-State Trust
   Series 11 A1 4.864% 7/15/38                           121,541         116,042
   Series 2004-1 A 6.005% 8/15/37                         93,312          95,636
oRenaissance Home Equity Loan Trust
   Series 2005-2 AF2 7.625% 8/25/35                      340,000         335,547
#Sharp Net Interest Margin Trust 144A
   Series 2003-HE1N 6.90% 11/25/33                         9,429           9,412
   Series 2004-2N Note 7.00% 1/25/34                      57,180          57,180
   Series 2004-IM1N N1 6.85% 3/25/34                      27,805          27,805
 Structured Asset Securities
   Series 2001-SB1 A2 3.375% 8/25/31                     263,659         245,361
                                                                       ---------
 Total Non-Agency Asset-Backed
   Securities (cost $1,421,358)                                        1,424,806
                                                                       ---------
--------------------------------------------------------------------------------
Non-Agency Collateralized Mortgage Obligations - 1.61%
--------------------------------------------------------------------------------
  oJPMorgan Mortgage Trust
     Series 2005-A2 2A1 4.727% 4/25/35                   159,764         158,715
   Lehman Mortgage Trust
     Series 2005-2 2A3 5.50% 12/25/35                    310,668         312,125
  oMASTR Adjustable Rate Mortgage Trust
     Series 2004-10 2A2 4.973% 10/25/34                  252,898         254,428
  oMLCC Mortgage Investors
     Series 2005-1 1A 4.74% 4/25/35                      204,988         203,707
  oWashington Mutual
     Series 2005-AR3 A1 4.65% 3/25/35                    587,109         578,082
                                                                       ---------
   Total Non-Agency Collateralized Mortgage
     Obligations (cost $1,519,486)                                     1,507,057
                                                                       ---------
--------------------------------------------------------------------------------
=@Private Placement Securities - Debt - 3.08%
--------------------------------------------------------------------------------
  #Anglo Irish Bank Series A 144A
     9.10% 9/30/06                                     1,000,000       1,028,156
 ^^Continental Auto Receivables
     Series A 12.00% 12/31/06                            500,000          30,000

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
=@Private Placement Securities - Debt (continued)
--------------------------------------------------------------------------------
  Dairy Farmers of America Preferred
    Capital Trust 7.38% 10/2/12                   USD    500,000      $  539,690
 #Deloitte & Touche Series B 144A
    7.41% 10/1/11                                        545,783         556,098
 #New Boston Garden 144A
    8.45% 9/22/15                                        686,392         728,790
++Zelenka Evergreen 13.75% 5/4/07                        582,184              --
                                                                       ---------
  Total Private Placement
    Securities - Debt (cost $3,745,414)                                2,882,734
                                                                       ---------
--------------------------------------------------------------------------------
Regional Authority - 0.66%
--------------------------------------------------------------------------------
   Australia - 0.48%
     Queensland Treasury 6.00% 10/14/15           AUD    584,000         449,294
                                                                       ---------
                                                                         449,294
                                                                       ---------
   Canada - 0.18%
     Ontario Province 4.50% 3/8/15                CAD    179,000         156,818
     Quebec Province 5.00% 12/1/15                CAD     11,000           9,899
                                                                       ---------
                                                                         166,717
                                                                       ---------
   Total Regional Authority (cost $608,534)                              616,011
                                                                       ---------
--------------------------------------------------------------------------------
@^Senior Secured Loans - 1.63%
--------------------------------------------------------------------------------
   Neiman Marcus Term Bank Loan
     6.95% 4/16/13                                USD  1,000,000       1,010,000
   Qwest Communications Bank Loan
     Tranch A 9.02% 6/30/07                              500,000         512,500
                                                                       ---------
   Total Senior Secured Loans
     (cost $1,495,000)                                                 1,522,500
                                                                       ---------
--------------------------------------------------------------------------------
Sovereign Debt - 3.11%
--------------------------------------------------------------------------------
Brazil - 0.52%
   Republic of Brazil 12.50% 1/5/16               BRL  1,124,000         483,095
                                                                       ---------
                                                                         483,095
                                                                       ---------
   El Salvador - 0.26%
     Republic of El Salvador
       7.65% 6/15/35                              USD    240,000         247,800
                                                                       ---------
                                                                         247,800
                                                                       ---------
   Germany - 0.49%
     Deutsche Bundesrepublik
       5.00% 7/4/11                               EUR    357,000         462,779
                                                                       ---------
                                                                         462,779
                                                                       ---------
   Poland - 0.11%
     Poland Government 6.25% 10/24/15             PLZ    299,000         100,268
                                                                       ---------
                                                                         100,268
                                                                       ---------
   Russia - 0.30%
   *@Russian Paris Club Participation
       Note 1.854% 8/20/20                       JPY  33,110,403         280,834
                                                                       ---------
                                                                         280,834
                                                                       ---------
   Sweden - 0.63%
     Sweden Government
       4.00% 12/1/09                              SEK  2,250,000         293,087
       4.50% 8/12/15                              SEK  1,295,000         178,877
       5.00% 12/1/20                              SEK    810,000         121,476
                                                                       ---------
                                                                         593,440
                                                                       ---------

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        Principal     Market
                                                        Amount(o)  Value (U.S.$)
--------------------------------------------------------------------------------
Sovereign Debt (continued)
--------------------------------------------------------------------------------
   United Kingdom - 0.49%
     U.K. Treasury 8.00% 9/27/13                   GBP   213,000     $   459,929
                                                                     -----------
                                                                         459,929
                                                                     -----------
   Venezuela - 0.31%
     Venezuela Government International
       9.375% 1/13/34                              USD   240,000         285,000
                                                                     -----------
                                                                         285,000
                                                                     -----------
   Total Sovereign Debt (cost
     $2,949,327)                                                       2,913,145
                                                                     -----------
--------------------------------------------------------------------------------
U.S. Treasury Obligations - 0.89%
--------------------------------------------------------------------------------
 **U.S. Treasury Bond 5.375% 2/15/31                     445,000         499,999
   U.S. Treasury Inflation Index Bond
     1.875% 7/15/15                                      343,057         337,482
                                                                     -----------
   Total U.S. Treasury Obligations
     (cost $827,687)                                                     837,481
                                                                     -----------
                                                      Number of
                                                       Shares
--------------------------------------------------------------------------------
Limited Partnership - 0.01%
--------------------------------------------------------------------------------
#@=KBSI Partnership                                            1           8,505
                                                                     -----------
    Total Limited Partnership (cost $0)                                    8,505
                                                                     -----------
--------------------------------------------------------------------------------
Preferred Stock - 0.19%
--------------------------------------------------------------------------------
   Nexen 7.35%                                             7,065         182,418
                                                                     -----------
Total Preferred Stock (cost $176,625)                                    182,418
                                                                     -----------
--------------------------------------------------------------------------------
 =@Private Placement Securities - Equity - 0.00%
--------------------------------------------------------------------------------
  CIC Acquisition (Conso International)                      368              --
 +CIC Acquisition (Conso
    International)
    Warrants for Preferred Stock,
    exercise price $0.01,
    expiration date 3/1/10                                   347              --
 +CIC Acquisition (Conso
    International)
    Warrants for Preferred Stock
    (Clawback Provision), exercise price
    $0.01, expiration date 3/1/10                            437              --
  WPM Holdings, exercise price $0.02,
    expiration date 3/31/10                                  201              --
                                                                     -----------
Total Private Placement
  Securities - Equity (cost $39,204)                                          --
                                                                     -----------
--------------------------------------------------------------------------------
  Warrant - 0.00%
--------------------------------------------------------------------------------
  +#Solutia 144A, exercise price $7.59,
    expiration date 7/15/09                                  975              --
                                                                     -----------
  Total Warrant (cost $82,941)                                                --
                                                                     -----------

  Total Market Value of Securities - 98.21%
    (cost $93,069,991)                                                91,959,078
  Receivables and Other Assets
    Net of Liabilities - 1.79%                                         1,675,817
                                                                     -----------
  Net Assets Applicable to 7,476,103 Common
  Stock ($1.00 Par Value) Outstanding
  Equivalent to $12.52 per share - 100.00%                           $93,634,895
                                                                     -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at December 31, 2005:
Paid in capital                                                      $95,261,822
Undistributed net investment income                                       96,186
Accumulated net realized loss on investments                           (615,146)
Net unrealized depreciation of investments
  and foreign currencies                                             (1,107,967)
                                                                     -----------
Total net assets                                                     $93,634,895
                                                                     ===========

(o)Principal amount shown is stated in the currency in which each security is denominated.

 AUD - Australian Dollar
 BRL -  Brazilian Real
 CAD - Canadian  Dollar
 EUR - European Monetary Unit
 GBP - British Pound Sterling
 ISK - Iceland Krona
 JPY -  Japanese Yen
 PLZ - Polish Zloty
 SEK - Swedish Krona
 USD - U.S.  Dollar

+    Non-income producing security for the year ended December 31, 2005.

++   Non-income producing security. Security is currently in default.
# Security exempt from registration under Rule 144A of the Securities Act of 1933. At December 31, 2005, the aggregate amount of Rule 144A securities equals $21,446,649, which represented 22.90% of the Fund's net assets. See
     Note 8 in "Notes to Financial Statements."

= Security is being fair valued in accordance with the Fund's fair valuation policy. At December 31, 2005, the aggregate amount of fair valued securities equals $3,597,118, which represented 3.84% of the Fund's net assets. See Note 1 in "Notes to Financial Statements."

^ Senior Secured Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (`LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

o Variable rate securities. The interest rate shown is the rate as of December 31, 2005.

**   Fully or partially pledged as collateral for financial futures contracts.

* Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

ss. Pre-Refunded Bonds are municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

^^ Security is currently in default. The issue has missed the maturity date. Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

@ Illiquid Security. At December 31, 2005, the aggregate amount of illiquid securities equals $5,400,452, which represented 5.77% of the Fund's net assets. See Note 8 in "Notes to Financial Statements."

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Assurance Corporation
CBO - Collateralized Bond Obligation
CDO - Collateralized Debt Obligation
FGIC - Insured by the Financial Guaranty Insurance Company
GNMA - Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
PIK - Pay-in-kind
S.F. - Singe Family
TBA - To Be Announced
yr - Year

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2005:

Foreign Currency Exchange Contracts(1)

                                 In                                  Unrealized
Contracts to                   Exchange         Settlement          Appreciation
Receive (Deliver)                For               Date            (Depreciation)
-----------------            -------------      ----------          ------------
(610,748)
  Australian Dollars         GBP 261,660          2/08/06           $      2,774
(274,660)
  British Pounds             USD 476,707          2/08/06                  4,136
(267,000)
  British Pounds             USD 463,405          2/08/06                   (514)
(457,000)
  Canadian Dollars           USD 383,550          2/08/06                 (9,885)
253,000
  European Monetary
  Units                      SEK (2,432,469)      2/08/06                 (6,828)
(260,000)
  European Monetary
  Units                      USD 305,321          2/08/06                 (3,172)
10,209,690
  Japanese Yen               CAD (102,000)        1/13/06                   (988)
(404,880)
  Polish Zloty               USD 124,817          2/08/06                    169
(1,500,000)
  Swedish Krona              USD 185,696          2/08/06                 (3,627)
                                                                      ----------
                                                                        $(17,935)
                                                                      ==========
--------------------------------------------------------------------------------
Futures Contracts(2)
--------------------------------------------------------------------------------


                                                                     Unrealized
Contracts                  Notional         Notional   Expiration   Appreciation
to Buy (Sell)                Cost            Value        Date     (Depreciation)
------------              ----------     -----------   ----------  --------------
1      U.S. Treasury
       5 year Notes       $  106,308     $   106,344     3/31/06     $  $  36
53     U.S. Treasury
       10 year Notes       5,779,726       5,798,531     3/31/06       18,805
6      U.S. Treasury
       long Bond             687,771         685,125     3/31/06      (2,646)
                                                                     --------
                                                                     $ 16,195
                                                                     ========



The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets

(1)  See Note 9 in "Notes to Financial Statements."
(2)  See Note 10 in "Notes to Financial Statements."


See accompanying notes.

--------------------------------------------------------------------------------
Statement                                     Lincoln National Income Fund, Inc.
    OF OPERATIONS                                   Year Ended December 31, 2005
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                                                     $5,953,537
  Dividends                                                                                        27,068         $ 5,980,605
                                                                                               ----------         -----------
Expenses:
  Management fees                                                                                 840,505
  Directors fees                                                                                   84,816
  Legal fees                                                                                       68,974
  Insurance fees                                                                                   62,732
  Audit and related fees                                                                           44,800
  Custodian fees                                                                                   44,520
  Reports and statements to shareholders                                                           41,073
  Dividend disbursing and transfer agent fees and expenses                                         39,651
  NYSE listing fees                                                                                28,499
  Pricing fees                                                                                     10,885
  Remarketing Agent fees                                                                            2,692
  Other                                                                                            22,708           1,291,855
  Less expenses paid indirectly                                                                ----------              (6,718)
                                                                                                                  -----------
  Total expenses                                                                                                    1,285,137
                                                                                                                  -----------
Net Investment Income                                                                                               4,695,468
                                                                                                                  -----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized gain on:
    Investments                                                                                                     1,631,669
    Futures contracts                                                                                                  22,334
    Foreign currencies                                                                                                191,911
                                                                                                                  -----------
  Net realized gain                                                                                                 1,845,914
  Net change in unrealized appreciation/depreciation of investments and foreign currencies                         (4,942,842)
                                                                                                                  -----------
Net Realized and Unrealized Loss on Investments and Foreign Currencies                                             (3,096,928)
                                                                                                                  -----------

Dividends on Preferred Stock                                                                                          (91,500)
                                                                                                                  -----------

Net Increase in Net Assets Resulting from Operations                                                              $ 1,507,040
                                                                                                                  ===========


See accompanying notes

--------------------------------------------------------------------------------
Statements                                    Lincoln National Income Fund, Inc.
    OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                                             12/31/05        12/31/04
                                                                                           ------------    ------------
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                    $  4,695,468    $  6,546,966
  Net realized gain on investments and foreign currencies                                     1,845,914       1,587,165
  Net change in unrealized appreciation/depreciation of investments
  and foreign currencies                                                                     (4,942,842)        (99,177)
  Dividends on preferred stock                                                                  (91,500)       (617,436)
                                                                                           ------------    ------------
  Net increase in net assets resulting from operations                                        1,507,040       7,417,518
                                                                                           ------------    ------------

Dividends and Distributions to Common Shareholders from:
  Net investment income                                                                      (4,971,609)     (6,487,906)
  Net realized gain on investments                                                           (2,825,967)     (1,316,370)
                                                                                           ------------    ------------
                                                                                             (7,797,576)     (7,804,276)
                                                                                           ------------    ------------


Capital Share Transactions:
  Proceeds for shares issued under dividend reinvestment plan                                        --       2,226,471
                                                                                           ------------    ------------
  Net increase in net assets resulting from capital share transactions                               --       2,226,471
                                                                                           ------------    ------------
Net increase (decrease) in net assets                                                        (6,290,536)      1,839,713

Net Assets:
  Beginning of year                                                                          99,925,431      98,085,718
                                                                                           ------------    ------------
  End of year (including undistributed net investment income of $96,186
    and $46,622, respectively)                                                             $ 93,634,895    $ 99,925,431
                                                                                           ============    ============


See accompanying notes

--------------------------------------------------------------------------------
Financial
     HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

--------------------------------------------------------------------------------
                       Lincoln National Income Fund, Inc.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                                                                 Year Ended
                                                                         12/31/05    12/31/04    12/31/03    12/31/02(1) 12/31/01(1)
Net asset value, beginning of period                                     $ 13.370    $ 13.410    $ 12.990    $ 12.580    $ 12.770
Income (loss) from investment operations:
Net investment income(2)                                                    0.628       0.878       1.054       1.230       1.320
Net realized and unrealized gain (loss) on investments and foreign         (0.423)      0.213       1.165       0.450       0.070
currencies
Dividends on preferred stock from:
  Net investment income                                                    (0.012)     (0.081)     (0.064)     (0.100)     (0.230)
  Net realized gain on investments                                             --      (0.002)     (0.004)         --          --
                                                                         --------    --------    --------    --------    --------
Total dividends on preferred stock                                         (0.012)     (0.083)     (0.068)     (0.100)     (0.230)
                                                                         --------    --------    --------    --------    --------
Total from investment operations                                            0.193       1.008       2.151       1.580       1.160
                                                                         --------    --------    --------    --------    --------

Less dividends and distributions to common shareholders from:
Net investment income                                                      (0.665)     (0.871)     (1.061)     (1.170)     (1.080)
Net realized gain on investments                                           (0.378)     (0.177)     (0.670)         --      (0.270)
                                                                         --------    --------    --------    --------    --------
Total dividends and distributions                                          (1.043)     (1.048)     (1.731)     (1.170)     (1.350)
                                                                         --------    --------    --------    --------    --------

Net asset value, end of period                                           $ 12.520    $ 13.370    $ 13.410    $ 12.990    $ 12.580
                                                                         ========    ========    ========    ========    ========

Per Share Market Value, End of Period                                    $ 10.890    $ 12.650    $ 14.750    $ 12.580    $ 12.770
Total Investment Return Based on Market Value                               (5.82%)     (7.03%)     31.46%      17.99%      22.13%

Ratios and supplemental data:
Net assets applicable to common stock, end of period (000 omitted)       $ 93,635    $ 99,925    $ 98,086    $ 93,348    $ 89,507
Ratio of expenses to average net assets applicable to common stock(3,5)      1.31%       1.76%       1.64%       1.77%       1.65%
Ratio of expenses to adjusted average net assets(4,5)                          --        1.25%       1.17%       1.23%       1.16%
Ratio of net investment income to average net assets
  applicable to common stock(3,5)                                            4.78%       6.57%       7.64%       9.63%      10.01%

Ratio of net investment income to adjusted average net assets(4,5)             --        4.69%       5.46%       6.69%       7.05%
Portfolio turnover                                                            190%        262%        562%        732%        775%

Leverage Analysis(5)
Value of preferred stock outstanding (000 omitted)                             --    $ 40,000    $ 40,000    $ 40,000    $ 40,000
Net asset coverage per share of preferred stock, end of period                 --    $  3,498    $  3,452    $  3,334    $  3,238
Liquidation value per share of preferred stock(6)                              --    $  1,000    $  1,000    $  1,000    $  1,000
-----------------------------------------------------------------------

1  Information has been audited by the Fund's predecessor auditors.
2 The average shares outstanding method has been applied for per share information.
3 Ratios do not reflect the effect of dividend payments to preferred shareholders.
4 Adjusted average net assets does not reflect the liability related to preferred stock.
5 The preferred stock was redeemed on February 10, 2005. See Note 6 in "Notes to Financial Statements."
6  Excluding any accumulated but unpaid dividends


See accompanying notes

--------------------------------------------------------------------------------
Notes                                         Lincoln National Income Fund, Inc.
   TO FINANCIAL STATEMENTS                    December 31, 2005
--------------------------------------------------------------------------------

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

Note 1 - Summary of Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closure, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's securities valuation committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income.

Distributions to common shareholders are declared and paid quarterly.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above agreement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as "expense paid indirectly".

--------------------------------------------------------------------------------
Notes                                         Lincoln National Income Fund, Inc.
   TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Note 2 - Restricted Securities
Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

Restricted securities held by the Fund are as follows:

                                                                        Date of
                                                                        Purchase       Share         Cost        Fair Value
Limited Partnership
KBSI                                                                    1/10/98              1     $      --         $8,505
                                                                                                  ----------     ----------
                                                                                                   $      --         $8,505
                                                                                                  ----------     ----------

Private Placements
                                                                        Date of
                                                                        Purchase        Par          Cost        Fair Value
Private Placement Securities - Debt
Anglo Irish Bank Series A 144A 9.10%, 9/30/06                           9/30/94     $1,000,000    $1,000,000     $1,028,156
Continental Auto Receivables Series A 12.00%, 12/31/06                  7/29/99        500,000       484,875         30,000
Dairy Farmers of America Preferred Capital Trust 7.38%, 10/2/12         10/2/98        500,000       500,000        539,690
Deloitte & Touche Series B 144A 7.41%, 10/1/11                          9/25/96        545,783       545,783        556,098
New Boston Garden 144A 8.45%, 9/22/15                                   9/22/95        686,392       686,392        728,790
Zelenka Evergreen 13.75%, 5/4/07                                         5/4/00        582,184       528,364             --
                                                                                                  ----------     ----------
Total Private Placement - Debt                                                                    $3,745,414     $2,882,734
                                                                                                  ----------     ----------
                                                                        Date of
                                                                        Purchase       Shares        Cost        Fair Value
Private Placement Securities - Equity
CIC Acquisition (Conso International)                                    3/6/00            368     $      --      $      --
CIC Acquisition (Conso International) Warrants                           3/6/00            437        39,204             --
CIC Acquisition (Conso International) Warrants                           3/6/00            347            --             --
                                                                                                   ---------      ---------
Total Private Placement - Equity                                                                     $39,204      $      --
                                                                                                   ---------      ---------


Note 3 - Management Fees and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company ("DMC") a series of Delaware Management Business Trust and the investment manager, a management fee of 0.1875% of net assets of the Fund as of the close of business on the last business day of each quarter (0.75% on an annual basis) plus 1.50%, on an annual basis, of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock. The Fund's Variable Term Preferred shares were redeemed on February 10, 2005.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are paid for by DMC out of its investment advisory fees.


At December 31, 2005, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC          $240,780
  Other expense payable to DMC and affiliates*           481

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors' fees.

Certain officers and directors of the Fund are also officers or directors of DMC and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note 4 - Investments
For the year ended December 31, 2005, the Fund made purchases of $122,527,861 and sales of $162,220,141 of long-term investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2005, the Fund made purchases of $67,193,056 and sales of $68,318,767 of long-term U.S. government securities.

At December 31, 2005, the cost of investments for federal income tax purposes was $93,471,107. At December 31, 2005, net unrealized depreciation was $1,512,029 of which $1,445,696 related to unrealized appreciation of investments and $2,957,725 related to unrealized depreciation of investments.

--------------------------------------------------------------------------------
Notes                                         Lincoln National Income Fund, Inc.
   TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Note 5 - Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                      2005               2004
                                                   ----------         ----------
Ordinary income                                    $6,072,245         $8,225,663
Long-term capital gain                              1,816,831            196,049
                                                   ----------         ----------
Total                                              $7,889,076         $8,421,712
                                                   ==========         ==========

As of December 31, 2005, the components of net assets on a tax basis were as follows:

Paid in capital                                                    $ 95,261,822
Undistributed ordinary income                                            90,108
Post-October losses                                                    (197,835
Unrealized depreciation of investments
  and foreign currencies                                             (1,519,200)
                                                                   ------------
Net assets                                                         $ 93,634,895
                                                                   ============

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to market of foreign currency contracts and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through December 31, 2005 that, in accordance with Federal tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, straddle deferrals, market discount and premium on certain debt instruments, dividends and distributions, and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2005, the Fund recorded the following permanent reclassifications.

Undistributed net investment income                                     $417,205
Accumulated realized gain (loss)                                        (417,205)

Note 6 - Variable Term Preferred Stock

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. Dividends were cumulative from the date of the original issue and generally reset every 28 days through an auction process. The Articles Supplementary, which established and fixed the rights and preferences of the VTP, placed restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of certain futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and required the Fund to meet certain asset maintenance tests. The shares of the VTP were redeemable at the option of the Fund in accordance with the terms of the Articles Supplementary.

The mandatory redemption provisions of the Articles Supplementary required the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests were not maintained or if credit rating provisions were not met.

On January 7, 2005, the Board of Directors of the Fund approved a total redemption of the Fund's Variable Term Preferred Shares ("VTP Shares"). The VTP Shares, with an aggregate principal value of US $40 million, represented a form of leverage by the Fund. The total redemption took place on February 10, 2005, at a redemption price of $1,000 per VTP Share, plus the unpaid accumulated dividends on the VTP Shares through the redemption date. During the period January 1, 2005 to February 10, 2005 VTP dividend rates ranged from 2.25% to 2.27% and the average weighted dividend rate was 2.26%.

Note 7 - Capital Shares
Shares issued under the dividend reinvestment plan were as follows:

                                                                          Shares
                                                                         -------
Year ended December 31, 2005                                                  --
Year ended December 31, 2004                                             162,889

Note 8 - Market and Credit Risk
The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

The Fund may invest up to 50% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Illiquid securities have been denoted on the Statement of Net Assets.


Note 9 - Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

--------------------------------------------------------------------------------
Notes                                         Lincoln National Income Fund, Inc.
   TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Note 10 - Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Note 11 - Subsequent Event
On February 15, 2006, the Board of Directors of the Fund approved an Agreement and Plan of Acquisition among the Fund, Delaware Group Income Funds, on behalf of its Delaware Corporate Bond Fund series ("Corporate Bond Fund"), and DMC providing for : (i) the acquisition by the Corporate Bond Fund of substantially all of the assets of the Fund in exchange for Class A shares of the Corporate Bond Fund; (ii) the pro rata distribution of those Corporate Bond Fund shares to the shareholders of the Fund; and (iii) the subsequent dissolution of the Fund (the "Reorganization"). The Corporate Bond Fund is an open-end mutual fund managed by DMC. The investment objective of the Corporate Bond Fund is to seek to provide investors with total return. The Board of Trustees of Delaware Group Income Funds also approved the Reorganization on February 15, 2006, as well as a temporary 2% redemption fee that would be imposed on Corporate Bond Fund shares issued in the Reorganization if they are redeemed within three months of the closing of the Reorganization. If approved by shareholders of the Fund, it is expected that the Reorganization would close by the end of the second quarter of 2006.

Note 12 - Country Allocation

As of December 31 2005, the Fund's investments in securities classified by country of origin were as follows:

--------------------------------------------------------------------------------
Australia                                                                  0.88%
--------------------------------------------------------------------------------
Bermuda                                                                    1.18%
--------------------------------------------------------------------------------
Brazil                                                                     0.52%
--------------------------------------------------------------------------------
Canada                                                                     4.40%
--------------------------------------------------------------------------------
Cayman Islands                                                             2.54%
--------------------------------------------------------------------------------
Chile                                                                      0.31%
--------------------------------------------------------------------------------
El Salvador                                                                0.26%
--------------------------------------------------------------------------------
France                                                                     0.35%
--------------------------------------------------------------------------------
Germany                                                                    1.53%
--------------------------------------------------------------------------------
Great Britain                                                              2.02%
--------------------------------------------------------------------------------
Japan                                                                      1.10%
--------------------------------------------------------------------------------
Luxemburg                                                                  0.63%
--------------------------------------------------------------------------------
Netherlands                                                                0.80%
--------------------------------------------------------------------------------
Poland                                                                     0.11%
--------------------------------------------------------------------------------
Qatar                                                                      0.37%
--------------------------------------------------------------------------------
Russia                                                                     0.30%
--------------------------------------------------------------------------------
Singapore                                                                  0.93%
--------------------------------------------------------------------------------
South Korea                                                                0.32%
--------------------------------------------------------------------------------
Sweden                                                                     0.94%
--------------------------------------------------------------------------------
Ukraine                                                                    0.44%
--------------------------------------------------------------------------------
United States                                                             77.98%
--------------------------------------------------------------------------------
Venezuela                                                                  0.30%
--------------------------------------------------------------------------------
Total                                                                     98.21%
--------------------------------------------------------------------------------

Note 13 - Important Fund Information
Appointment of New Independent Auditors -- The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the 2003 fiscal year and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of Pricewaterhouse Coopers LLP on the Fund's financial statements for fiscal years 2001 and 2002 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during fiscal years 2001 and 2002 and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Report
   OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors
Lincoln National Income Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Income Fund, Inc. (the "Fund") as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2002, were audited by other auditors whose report dated February 14, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lincoln National Income Fund, Inc. at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 10, 2006

--------------------------------------------------------------------------------
Other                                         Lincoln National Income Fund, Inc.
   FUND INFORMATION
--------------------------------------------------------------------------------

Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended December 31, 2005, the Fund designates distributions paid during the year as follows:

   (A)                               (B)
Long-Term                         Ordinary
Capital Gains                      Income                          Total
Distributions                    Distributions                 Distributions
(Tax Basis)                      (Tax Basis)                    (Tax Basis)
------------                     ------------                  -------------
    23%                              77%                           100%

(A) and (B) are based on a percentage of the Fund's total distributions.


Corporate Governance
The Fund's Audit Committee charter is available in print to any shareholder who requests it. The Fund submitted its Annual CEO certification for 2005 to the NYSE on June 30, 2005 stating that the CEO was not aware of any violation by the Fund of the NYSE's corporate governance listing standards. In addition, the Fund has filed the required CEO/CFO certifications regarding the quality of the Fund's public disclosure as exhibits to the Form N-CSRs and Form N-Qs filed by the Fund over the past fiscal year. The Fund's Form N-CSR and Form N-Qs filings are available on the Commission's web site at http://www.sec.gov.

Board of Directors and Officers

An investment company is governed by a Board of Directors, which has oversight responsibility for the management of the company's business affairs. Directors establish procedures and oversee and review the performance of the investment manager and others that perform services for the company. The independent fund directors, in particular, are advocates for shareholder interests. Following is a list of the Fund's Directors and certain background and related information.

                                                                 Principal                         Number of            Other
   Name,                     Position(s)                       Occupation(s)                 Portfolios in Fund     Directorships
  Address                    Held with    Length of Time          During                      Complex Overseen         Held by
and Birthdate                Registrant      Served*           Past 5 Years                      by Director          Director
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
Patrick P. Coyne(1)          President      3 Years         Executive Vice President/                 1                 None
2005 Market Street                                             Managing Director/
Philadelphia, PA 19103                                      Chief Investment Officer-
                                                           Equity Investments (since 2004);
April 14, 1963                                              Mr. Coyne has served in
                                                            various executive capacities
                                                               at different times
                                                            at Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin(2)        Director       16 Years            Managing Director,                    1                 None
Suite 5600                                                 Prudential Investment Management
180 N. Stetson Street                                              (since 2001);
Chicago, IL 60610                                               Managing Partner,
                                                               Griffin Investments
June 17, 1953                                                     (since 2000);
                                                             Executive Vice President
                                                           and Chief Investment Officer -
                                                                  Fixed Income,
                                                           Delaware Investments (1999-2000);
                                                             President and Director,
                                                         Lincoln Investment Management, Inc.,
                                                           Executive Vice President and
                                                            Chief Investment Officer,
                                                           Lincoln National Corporation
                                                                  (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Thomas L. Bindley            Independent    8 Years            President, Bindley                     1        Director, Midas, Inc.
707 Skokie Boulevard         Director                         Capital Corporation
Suite 600                                                        (since 1998);
Northbrook, IL 60062                                        Executive Vice President
                                                          and Chief Financial Officer,
November 8, 1943                                                    Whitman
                                                               Corporation (until
                                                                     1998).
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Burridge, Sr.     Independent    34 Years            Chairman Emeritus,                    1             Director
Suite 3210                    Director                        RMB Capital Management
10 S. Wacker Drive                                             (since April 2005);
Chicago, IL 60606                                                UBS/PaineWebber
                                                                  (2000 - 2005);
March 19, 1929                                                      Chairman,
                                                             The Burridge Group, Inc.
                                                                   (1996-2000).
------------------------------------------------------------------------------------------------------------------------------------
Adela Cepeda                 Independent    14 Years                President,                        1          Director, UBS Funds
Suite 4975                    Director                           A.C. Advisory, Inc.                              and Amalgamated
161 N. Clark Street                                                (since 1995).                                  Bank of Chicago
Chicago, IL 60601

April 30, 1958
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Principal                    Number of              Other
   Name,                     Position(s)                           Occupation(s)            Portfolios in Fund       Directorships
  Address                    Held with         Length of Time         During                 Complex Overseen           Held by
and Birthdate                Registrant           Served*           Past 5 Years            by Director/Officer    Director/Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)

Roger J. Deshaies            Independent          14 Years      Senior Vice President-               1            Director, Partners
Executive Offices            Director                             Finance, Brigham &                                Health System
PBB-Admin. 4                                                       Women's Hospital
c/o Receiving                                                        (since 1998);
29 Shattuck Street                                              Senior Vice President -
Boston, MA 02115                                                   Finance, Parkview
                                                                     Health System
August 5, 1949                                                        (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
Daniel R. Toll               Independent          30 Years          President, Heller                1                 None
560 Green Bay Road           Director                           International Corporation
Suite 300                                                            (until 1984).
Winnetka, IL 60093
December 3, 1927
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

Michael P. Bishof            Chief Financial      7 Years       Mr. Bishof has served in             1                 None
2005 Market Street           Officer/                               various executive
Philadelphia, PA 19103       Treasurer                           capacities at different
                                                                    times at Delaware
August 18, 1962                                                        Investments.

------------------------------------------------------------------------------------------------------------------------------------
David F. Connor              General Counsel/     6 Years          Vice President and                1                 None
2005 Market Street           Chief Legal Officer/                Deputy General Counsel,
Philadelphia, PA 19103       Secretary                            Delaware Investments
                                                                   (since 2000); Vice
December 2, 1963                                                 President and Assistant
                                                                    General Counsel,
                                                                 Prudential Investments
                                                                 (1998-2000); Associate,
                                                                 Drinker Biddle & Reath
                                                                    LLP (until 1998).
------------------------------------------------------------------------------------------------------------------------------------


*   The Board of Directors of the Fund is comprised of three classes of
    Directors: three directors constituting Class 3 Directors (Messrs. Bindley, McMeekin and Toll) have a term of office until the 2008 annual meeting of shareholders, two Directors constituting Class 1 Directors (Ms. Cepeda and Mr. Deshaies) have a term of office until the 2006 annual meeting of shareholders; and two Directors constituting Class 2 Directors (Messrs. Burridge and Coyne) have a term of office until the 2007 annual meeting of shareholders. At each annual meeting of shareholders, Directors will be elected to succeed the class of Directors whose terms expire at that meeting, and each newly elected Director will serve for a three-year term and until his or her successor is elected and qualified.

(1) Executive Officer of the Fund's investment advisor.

(2) Mr. McMeekin is considered to be an "interested director" because he currently owns stock of Lincoln National Corporation (LNC), of which the Fund's investment advisor is a wholly-owned subsidiary.

--------------------------------------------------------------------------------
 About
    THE ORGANIZATION
--------------------------------------------------------------------------------

This annual report is for the information of Lincoln National Income Fund, Inc. shareholders. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its own common stock on the open market at market prices.

Corporate Information
Investment Advisor
Delaware Management Company 2005
Market Street Philadelphia, PA
19103-7094

Administrator
Delaware Service Company, Inc. 2005
Market Street Philadelphia, PA
19103-7094

Independent Registered Public Accountants
Ernst & Young LLP 2001
Market Street
Philadelphia, PA 19103-7042

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent
Mellon Investor Services LLC
Overpeck Centre 85 Challenger
Road Ridgefield Park, NJ 07666
800 851-9677

Stock Exchange
The Fund's stock is traded on the New York
Stock Exchange (NYSE) under the symbol LND.

For Securities Dealers and Financial
Institutions Representatives
800 362-7500

Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the "Plan"). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desire to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to Mellon Investor Services LLC, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's common stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than 30 days prior to the dividend payment date.

Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write to:
Mellon Investor Services LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07666
or call 800 851-9677.

--------------------------------------------------------------------------------
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Delaware
       Investments(R)
       A member of Lincoln Financial Group
       -----------------------------------

--------------------------------------------------------------------------------

Contact Information

Web Site
www.delawareinvestments.com


--------------------------------------------------------------------------------



(160)                                                        Printed in the USA
AR-LNI [12/05] CGI 2/06                                     ANN-0601 LNI PO10742

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Directors has determined that Roger J. Deshaies, Chairman of the registrant's Audit Committee, is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the

Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in
Section 2(a)(19) of the Investment Company Act of 1940.

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2005.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $33,000 for the fiscal year ended December 31, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $9,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: agreed-upon procedures relating to confirming compliance with asset coverage and liquidity maintenance tests required with respect to variable term preferred stock.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2004.

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,500 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $1,500 for the fiscal year ended December 31, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and annual excise distribution calculation.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended December 31, 2004.

         (e) The registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $196,735 and $247,634 for the registrant's fiscal years ended December 31, 2005 and December 31, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Roger J. Deshaies, Thomas L. Bindley, Adela Cepeda and Daniel R. Toll.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are generally determined on a case-by-case basis and (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

(a) (1) The following chart list certain information regarding investment professionals affiliated with the Registrant, along with their ages and their business experience for the past five years.

--------------------------- -------------------------- -------------------------- ---------------------------------------
Name                          Position(s) Held with      Length of Time Served    Principal Occupation(s) During Past 5
                                  the Registrant                                                    Years
--------------------------- -------------------------- -------------------------- ---------------------------------------
Ryan K. Brist                    Vice President                 5 Years              Mr. Brist has served in various
                                                                                    executive capacities at different
                                                                                      times at Delaware Investments
--------------------------- -------------------------- -------------------------- ---------------------------------------

         (2) The following chart lists certain information about the types of other accounts for which the portfolio managers are primarily responsible as of December 31, 2005.

----------------------------- ------------ -------------------- ------------------------ --------------------------------
Name                            No. of        Total Assets       No. of Accounts with     Total Assets of Accounts with
                               Accounts          Managed        Performance-Based Fees       Performance-Based Fees
----------------------------- ------------ -------------------- ------------------------ --------------------------------
Ryan K. Brist
----------------------------- ------------ -------------------- ------------------------ --------------------------------
Registered Investment              9          $3.7 Billion                 0                           ---
Companies
----------------------------- ------------ -------------------- ------------------------ --------------------------------
Other Pooled Investment
Vehicles                           0               ---                     0                           ---
----------------------------- ------------ -------------------- ------------------------ --------------------------------
Other Accounts                    35          $4.7 Billion                 1                      $0.4 Billion
----------------------------- ------------ -------------------- ------------------------ --------------------------------

         Description of Material Conflicts Of Interest. Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account and fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

         The portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

         (3)      Compensation Structure.

         The portfolio's manager's compensation is determined in accordance with the investment adviser's compensation policy set forth below:

         Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

         Bonus - Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is first determined by mathematical equation based on all assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 50%-70% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis, equally weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases on a one-year and three-year basis, with three-year performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile over the three-year period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 30%-50% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

         Deferred Compensation - Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

         Stock Option Incentive Plan/Equity Compensation Plan - Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned, subsidiary of Lincoln National Corporation.

         The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder. Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

         Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

         (4) Ownership of Securities. As of December 31, 2005, the portfolio manager of the Registrant did not own any shares of the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

LINCOLN NATIONAL INCOME FUND, INC.


         Patrick P. Coyne
         ----------------
By:      Patrick P. Coyne
Title:   President
Date:    February 28, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         Patrick P. Coyne
         ----------------
By:      Patrick P. Coyne
Title:   President
Date:    February 28, 2006


         Michael P. Bishof
         -----------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    February 28, 2006